Exhibit 99.2

 May 22,2025  Hydronidone (F351) Phase 3 Trial in CHB-Associated Liver Fibrosis  - Topline Data Review  NASDAQ: GYRE

 Forward Looking Statements  This presentation contains “forward-looking statements” within the meaning of the federal securities laws regarding the current plans, expectations and strategies of Gyre Therapeutics, Inc. and its subsidiaries (“Gyre”), which statements are subject to substantial risks and uncertainties and are based on management’s estimates and assumptions. All statements, other than statements of historical facts included in this presentation, are forward-looking statements, including statements concerning: Gyre’s plans, objectives, goals, strategies, future events, or intentions relating to Gyre’s products and markets; the safety, efficacy and clinical benefits of Gyre’s product candidates; the anticipated timing and design of any planned or ongoing preclinical studies and clinical trials; Gyre’s research and development efforts; timing of expected clinical readouts, including timing of initiation of Gyre’s Phase 2 trial in the U.S. for F351 for the treatment of MASH-associated liver fibrosis, timing of completion of Gyre’s Phase 2 clinical trial in the PRC of F573 for ALF/ACLF, Gyre’s initiation of Phase 1 trial of F230 for the treatment of PAH and IND submission of F528 in COPD, the expectations regarding commercial launch of nintedanib and avatrombopag maleate tablets, management’s plans and objectives for future operations and future results of anticipated product development efforts; potential addressable market size; and Gyre’s liquidity and capital resources and business trends. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “design,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “objective,” “should,” “strategy,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause Gyre’s actual results to differ materially from the forward-looking statements expressed or implied in this presentation, such as the uncertainties inherent in the clinical drug development process, the regulatory approval process, the timing of any regulatory filings, the potential for substantial delays, the risk that earlier study results may not be predictive of future study results, manufacturing risks, and competition from other therapies or products, as well as those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in Gyre’s Annual Report on Form 10-K for the year ended December 31, 2024 filed on March 17, 2025 with the Securities and Exchange Commission (the “SEC”) and elsewhere in such filing and in Gyre’s other periodic reports and subsequent disclosure documents filed with the SEC.  Gyre cannot assure you that it will realize the results, benefits or developments that it expects or anticipates or, even if substantially realized, that they will result in the expected consequences or affect Gyre or its business in the ways expected. Forward-looking statements are not historical facts, and reflect management’s current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. Gyre has no intention to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Gyre obtained the data used throughout this presentation from its own internal estimates and research, as well as from research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information and Gyre’s own internal research and experience, and are based on assumptions made by management based on such data and its knowledge, which it believes to be reasonable. In addition, while Gyre believes the data included in this presentation is reliable and based on reasonable assumptions, Gyre has not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors.  This presentation concerns a discussion of investigational drugs that are under preclinical and/or clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated.  2

Summary of Topline Results

1. Primary Endpoint Met with High Statistical Significance

- ≥1-stage fibrosis regression at Week 52:
  Hydronidone: 52.85% vs. Placebo: 29.84%
  *(**P = 0.0002**; ITT[1] analysis with central blinded pathology review)*

2. Key Secondary Endpoint Achieved

- ≥1-grade inflammation improvement without fibrosis progression at Week 52:
  Hydronidone: 49.57% vs. Placebo: 34.82%
  (P = 0.0246)

3. Favorable Safety Profile

- Serious Adverse Events: 4.88% (6/123, Hydronidone) vs. 6.45% (8/124, Placebo)
- **No discontinuations due to adverse events**

4. Clinical and Regulatory Pathways

- **Breakthrough Therapy Designation** (China NMPA[2], 2021), potentially first-in-class approval
- **New Drug Application (NDA)** to NMPA expected in **Q3 2025,** with **accelerated approval** to be sought
- U.S. IND filing for Phase 2 trial in **MASH fibrosis** expected in 3Q 2025; trial initiation planned for 2H 2025

1. ITT = Intent-To-Treat. 2. NMPA = National Medical Products Administration of China

Gyre THERAPEUTICS

3

Phase 3 Clinical Trial Overview

Objective: To evaluate the efficacy and safety of Hydronidone (270 mg/day) - the most effective dose identified in the Phase 2 study - in combination with Entecavir for the treatment of liver fibrosis associated with chronic hepatitis B (CHB)

Key Inclusion Criteria	• Age: 18–65, CHB with significant fibrosis (Ishak ≥3) • Positive HBV-DNA; ALT < 8× ULN • No antiviral, antifibrotic herbal meds within 3 months
Key Exclusion Criteria	• Decompensated cirrhosis, liver cancer suspicion, BMI > 30 • GI bleeding, high bilirubin/AFP, platelet ≤60×10^9/L • Hepatitis C or non-viral hepatitis, serious comorbidities • Pregnancy or recent participation in other trials
Statistical Method	• Sample size: 248 patients (124[1] per arm) • Efficacy evaluated in ITT and PPS population using χ^2 test, Wilcoxon rank-sum test, and ANCOVA.

Gyre THERAPEUTICS

1. One patient in the Hydronidone treatment group did not receive any dose of the study medication and was therefore excluded from the final analysis.

4

Phase 3 Trial Design: CHB-Associated Liver Fibrosis

Primary Endpoint:

Efficacy of fibrosis reversal, defined as a decrease in the Ishak stage score of liver fibrosis ≥ 1 after 52 weeks of treatment compared to baseline.

Key Secondary Endpoint:

A decrease in liver inflammation grade by ≥1 after 52 weeks of treatment relative to baseline, without progression of fibrosis (Scheuer score).

Assessment:

Liver biopsies at baseline and week 52; read independently by **three blinded expert pathologists.**



52-week, multicenter, double-blind, placebo-controlled (39 sites[1] in China)
R
1:1
Hydronidone: 270mg/day + Entecavir 0.5mg/day
Placebo: Matching placebo capsules + Entecavir 0.5mg/day
Wk 0
Wk 4
Wk 8
Wk 12
Wk 24
Wk 36
Wk 52
Regular follow-ups
Liver Biopsy
Liver Biopsy

1. The trial initially planned for 44 hospital centers. 39 were activated, and 35 ultimately enrolled patients, reflecting common variability in multicenter trial execution.

Gyre THERAPEUTICS
5

 Baseline Characteristic  Hydronidone (N=123)  Placebo (N=124)  Age, mean (SD), years  44.24 (10.30)  44.25 (10.24)  Male, n (%)  87 (70.7)  98 (79.03)  Female, n (%)  36 (29.27)  26 (20.97)  BMI, mean (SD), kg/m²  24.05 (3.01)  23.58 (3.06)  ALT, mean (SD), U/L  59.37 (55.74)  68.43 (62.43)  AST, mean (SD), U/L  48.74 (35.03)  54.76 (44.32)  Total Bilirubin (TBIL), mean (SD), µmol/L  15.66 (6.20)  16.39 (7.72)  HBV DNA, log10 IU/mL, mean (SD)  4.82 (1.94)  5.24 (1.92)  HBeAg Positive, n (%)  42 (34.15)  49 (39.52)  FibroScan LSM, mean (SD), kPa  12.87 (6.19)  12.85 (6.51)  On Entecavir at Baseline, n (%)  123 (100%)  124 (100%)  Baseline Demographics  6

 Patient Status  Hydronidone (N=123)  Placebo (N=124)  Randomized  124  124  Received at least 1 dose  123  124  Completed 52 weeks of treatment  118  116  Discontinued early  6  8  – Due to AE  0  0  – Lost to follow-up  1  1  – Withdrew consent  4  7  – Other (e.g., protocol deviation)  1  0  Included in ITT analysis  123  124  Included in PPS (per-protocol)  115  112  Patient Disposition  7

 8  Primary Endpoint Met with Statistically Significant Fibrosis Regression  Hydronidone  Placebo  52.85%  29.84%  0  10  P = 0.0002  % patients with ≥1-stage fibrosis regression at week 52  20  30  50  40  Treatment Delta  23.01%   (95% CI: 10.75% – 34.32%)  ≥1-stage Fibrosis Regression at Week 52  (ITT analysis)  N = 123  N = 124  Primary endpoint achieved  +23.0% treatment delta vs. placebo  Highly statistically significant (p=0.0002)  Consistent with fibrosis regression rates observed in Phase 2  Note: P = 0.0002 (Cochran-Mantel-Haenszel test). 95% CI based on Newcombe-Wilson method. Trial was designed to detect ≥20% absolute delta in fibrosis regression at 52 weeks.

 Safety Event  Hydronidone (N=123)  Hydronidone (N=123)  Placebo (N=124)  Placebo (N=124)   Any TEAE  98 (79.67%)  98 (79.67%)  103 (83.06%)  103 (83.06%)   Grade 1 AEs  27.64%  27.64%  33.06%  33.06%   Grade 2 AEs  43.90%  43.90%  43.55%  43.55%   Grade ≥3 AEs  8.13%  8.13%  6.45%  6.45%   Drug-related AEs (ADRs)  32.52%  32.52%  33.87%  33.87%   Grade ≥3 ADRs  1.63%  1.63%  1.61%  1.61%   Discontinuation due to AE  0  0  0  0   Temporary interruption due to AE  0  0  0.81%  0.81%   Dose reduction due to AE  0  0  0  0   Any SAE  6 (4.88%)  6 (4.88%)  8 (6.45%)  8 (6.45%)   Due to Investigational Drug:   Possibly unrelated  2  3   Unrelated  4  5   Death  0  0  Safety Profile  9

 System Organ Class  Preferred Term  Hydronidone (N=123)  Placebo (N=124)  All SAEs  6 (4.88%) / 9 cases  8 (6.45%) / 8 cases  Gastrointestinal Disorders  Ascites  2  0  Hemorrhoids  1  0  Inguinal Hernia  0  1  Musculoskeletal Disorders  Carpal Tunnel Syndrome  1  0  Disc Herniation  1  0  Spondyloarthritis  0  1  Injury/poisoning/complications  Radius Fracture  1  0  Humerus Fracture  1  0  Infections and Infestations  Infectious Pneumonia  1  0  Upper Respiratory Infection  0  1  All SAEs were assessed to be unrelated to the investigational drug (Hydronidone).  No discontinuations due to SAEs across either treatment arm.  Summary of all Serious Adverse Events (SAEs)  10

 System Organ Class  Preferred Term  Hydronidone (N=123)  Placebo (N=124)  Renal and Urinary Disorders   Nephrolithiasis  0  1   Renal Cyst  0  1  Respiratory, Thoracic and Mediastinal Disorders   Pulmonary Mass  1  0  Hepatobiliary Disorders   Cholestatic jaundice  0  1  Neoplasms benign, malignant and unspecified (including cysts and polyps)   Benign Epididymal Neoplasm  0  1  Cardiac disorders   Arrhythmia  0  1  TOTAL  9  8  Summary of all Serious Adverse Events (SAEs cont’d)  11

 12  Key Secondary Endpoint Met: Significant Reduction in Liver Inflammation  Hydronidone  Placebo  49.57%  34.82%  0  10  P = 0.0246  % patients with ≥1-grade inflammation improvement without fibrosis progression at   week 52  20  30  50  40  Treatment Delta  14.75%   (95% CI: 1.90% – 26.91%)  ≥1-Grade inflammation improvement without progression of fibrosis at Week 52  (ITT analysis)  N = 123  N = 124  Statistically significant (p=0.0246)  +14.75% treatment delta vs placebo  Reinforces anti-inflammatory activity  Note: Additional secondary endpoints were evaluated but are not shown here as they were not the focus of this topline announcement.  Note: P = 0.0246 (Cochran-Mantel-Haenszel test). 95% CI based on Newcombe-Wilson method. This was a secondary endpoint without pre-specified power; interpretation is exploratory.

Expanding Hydronidone's Potential: From CHB Fibrosis in China to MASH in the U.S.



CHB vs. MASH Liver Fibrosis Population in the U.S. (000s)
CHB
CHB diagnozed population: ~ 90K1
MASH
Compensated F2-F4 MASH diagnosed population: ~650K1
0
100
200
300
400
500
600
700

Market Opportunity

In the U.S., the MASH fibrosis market is approximately **7.2 times larger** than the CHB fibrosis market.

Clinical Rationale

Hydronidone modulates TGF-β / p38γ / Smad7 signaling pathway — directly targeting fibrosis progression and **offering a differentiated approach from metabolic agents**.

Regulatory Pathway

Hydronidone's CHB data **helps to reduce risks in MASH development** and potentially supports *accelerated regulatory review and fast track*.

Competitive Differentiation

Hydronidone's unique anti-fibrotic approach positions it as a **complementary therapy** — not a competitor — to metabolic agents like THR-β, GLP-1s, and FGF21.

1. Based on analysis of third-party epidemiological research, published academic studies, and internal modeling.

Gyre THERAPEUTICS

13

 14  CHB and MASH Share Common Fibrotic Signaling Pathway  CHB- Associated Liver Fibrosis  MASH- Associated Liver Fibrosis  Etiology  Viral (HBV)  Metabolic (Obesity, T2 diabetes)  Fibrosis Driver  Target Cell Type  F351 Mechanism  TGF-β / p38γ / Smad7  Hepatic Stellate Cells  Anti-fibrotic via TGF-β, p38γ & Smad7  Rationale for MASH expansion: Hydronidone targets the same core fibrotic biology - TGF-β, p38γ, and Smad7 - underlying both CHB and MASH, providing a mechanistically de-risked path into MASH.

Hydronidone is Purpose-Built on Pirfenidone's Foundation - with Enhanced Potency and Safety

Pirfenidone → [Structural Analog + Hydroxyl Group] → Hydronidone

Pirfenidone ↓ Modest Liver Activity, ↑ Hepatotoxicity

Hydronidone ↓ *Enhanced Smad7 Upregulation* + Phase II Metabolism[1] → ↓ *Hepatotoxicity* + ↑ Anti-fibrotic Potency

Attribute	Pirfenidone	Hydronidone	Benefit
Structure	Parent compound	Analog with –OH group	↑ Smad7
MoA	TGF-β	TGF-β + p38γ + Smad7	↑ Potency
Metabolism	Phase I (oxidation)	Phase II (conjugation)	↓ Toxicity
Hepatic Safety	Known liver risk	Improved	↑ Tolerability
MASH Evidence	Some benefit (PROMETEO, model)[2]	Strong effect in a validated preclinical model	↑ Rationale

- Hydronidone enhances pirfenidone's anti-fibrotic effect by also inhibiting p38γ and upregulating Smad7, improving hepatic safety and supporting its expansion into metabolic liver diseases like MASH.

Gyre THERAPEUTICS

1. Phase II metabolism is associated with improved hepatic safety due to faster detoxification.. 2. González-Huezo M, et al. Real-life proof-of-concept trial of prolonged-release pirfenidone in advanced liver fibrosis (PROMETEO study). Hepatol Int. 2021;15(2):377–388.

15

Hydronidone Demonstrates Dose-Dependent Anti-Fibrotic Efficacy in Preclinical MASH Model



Vehicle



Hydronidone-15mpk



Hydronidone-50mpk

Endpoint	Vehicle	Hydronidone (15 mpk)	Hydronidone (50 mpk)
Fibrosis	Extensive fibrosis	Moderate reduction in fibrosis	Marked reduction in fibrosis
Ballooning	Prominent ballooning	Mild improvement	Moderate to marked improvement
NASH Score	Elevated NAS score	Partial improvement in NAS score	Substantial improvement in NAS score

- Hydronidone reduced **fibrosis and ballooning** in a dose-dependent manner.
- **Outperformed Pirfenidone** in the model, demonstrating superior potency in fibrosis reversal.
- Validates anti-fibrotic activity in a **metabolic disease setting**, supporting MASH expansion.

Gyre THERAPEUTICS

Note: 100 mpk not shown due to plateaued efficacy or potential toxicity. **Study conducted in a CCl_4 + HFD-induced NASH model** using histology-based endpoints (fibrosis, ballooning, NAS). Full scientific package available upon request.

16

Hydronidone Targets Fibrosis Specifically for Advanced MASH


FIBROSIS STAGING
F1
F2
F3
F4
Risk Staging based on:
• Fibrosis Progression
• Liver Events
• CV Events
LOW
MEDIUM
HIGH
VERY HIGH
Primary Treatment Objectives:
• Improve glycemic control
• Improve dyslipidemia
• Reduce weight
Resolve steatohepatitis
Prevent fibrosis progression
Prevent progression to cirrhosis
Prevent decompensation
Primary Therapeutic Options
Metabolic drugs / obesity drugs
Metabolic + anti-fibrotic drugs
Potent anti-fibrotic + metabolic
Potent anti-fibrotic therapies
Hydronidone Primary Target 1

1. We estimate ~650K compensated F2–F4 MASH patients in the U.S., based on market data and internal modeling. F351 is expected to target the full group, with a **core focus of ~450K patients**, excluding low-risk F2s and prioritizing the top 15–20% of F2s with progressive fibrosis.

Gyre THERAPEUTICS
17

Meaningful Fibrosis Regression Observed in Ishak 6 (F4) Patients in Two Independent Trials



Fibrosis Regression in Cirrhotic Patients (Ishak 6)
≥1-stage regression at Week 52
Percentage of Patients (%)
120
100
80
60
40
20
0
12/14 (85.7%)
1/4 (25%)
10/10 (100%)
5/7 (71.4%)
Ph 2, Hydronidone
Ph 2, Placebo
Ph 3, Hydronidone
Ph 3, Placebo

Subgroup-based analysis; not powered for statistical significance.
(Biopsy-confirmed results from 52-week, randomized, double-blind trials with blinded reads by independent pathologists)

Phase 2:

- **36% (5/14)** of cirrhotic patients (Ishak 6) achieved **≥2-stage regression** and were considered **no longer cirrhotic** at Week 52.
- **12/14 (86%)** showed **≥1-stage improvement**, indicating broad antifibrotic activity.
- In the placebo arm, only **1 patient improved**, which happened to be a **≥2-stage regression**.

Phase 3:

- **100% (10/10)** of cirrhotic patients (Ishak 6) in the treatment group had **≥1-stage regression** at Week 52.
- **Mean improvement** was **–1.5** vs. **–1.0** in placebo.
- Placebo response: **5/7 patients (71.4%)** showed ≥1-stage regression, but **mean score change** remained lower than Hydronidone.

While exploratory and observed in CHB-associated cirrhosis, the consistent ≥2-stage regression seen in Phase 2/3 suggests Hydronidone may have the potential to reverse cirrhosis.

Gyre THERAPEUTICS

Note: Phase 2 and Phase 3 used different methods to assess fibrosis regression. Phase 2 reported categorical outcomes (including ≥2-stage regression), while Phase 3 focused on ≥1-stage improvement and mean Ishak score change. In both studies, analyses were limited to biopsy-confirmed cirrhotic patients (Ishak 6 at baseline) and evaluated fibrosis improvement at Week 52 separately from non-cirrhotic patients.

18

Positioning Hydronidone In The Evolving MASH Treatment Landscape

	ORAL			INJECTABLE					
	Gyre Therapeutics	Madrigal	VIKING	akero		89bio	Lilly	novo nordisk	Boehringer Ingelheim
	Hydronidone	**Rezdiffra**	**VK2809**	**EFX**		**Pegozafermin**	**Tirzepatide**	**Semaglutide**	**Survodutide**
Indication	CHB	MASH	MASH	MASH		MASH	MASH	MASH	MASH
Study Phase	**Phase 3**	Approved	Phase 2b	Phase 2b		Phase 2b	Phase 2b	Phase 2	Phase 2
MOA	TGF-β	THR-β	THR-β	FGF21		FGF21	GIP/GLP-1	GLP-1	GLP-1/glucagon
Population	ITT	ITT	ITT	ITT	ITT	ITT	ITT	Modified ITT	ITT
N (Active/ Placebo)	123/124	~319/~309	44/41	43/43	63/61	81/45	219/219	80/80	77/77
Total ITT	248	966	181	126	181	192	659	320	295
Focus	**F2 - F4**	F2 - F3	F2 - F3	F2 - F3	F4	F2 - F3	F2 - F3	F2 - F3	F2 - F3
Duration	52 wks	52 wks	52 wks	96 wks		24 wks	52 wks	72 weeks	46 weeks
Fibrosis Improvement	52.9%	~26%	56.8%	49%	29%	27%	54.9%	43%	36%
Placebo	29.8%	~10%	34.1%	19%	12%	7%	29.7%	33%	22%
Placebo-Adjusted	**+23.0%**	+16%	+22.7%	+30%	+17%	+20%	+25.2%	+10%	+14%

Note: This illustrative comparison includes data from distinct disease settings (CHB and MASH). While fibrosis is a shared endpoint, differences in etiology, pathophysiology, and trial design limit direct comparability. Cross-indication interpretation is hypothetical and does not imply therapeutic equivalence.

- **Rezdiffra (Madrigal) sets the benchmark** as the first FDA-approved therapy for MASH.
- Hydronidone offers a **fibrosis-first approach**, acting directly on fibrotic tissue, and is the only agent with **a demonstrated focus on F4 (cirrhotic)** patients.
- **Hydronidone is designed to be complementary,** not competitive — potentially used as an add-on alongside metabolic agents.
- **Our regulatory aim** is to establish a new standard for direct fibrosis reversal in MASH patients.

Gyre THERAPEUTICS

Comparator data sourced from published studies and company press releases (e.g., Madrigal, Viking, Akero, 89bio, Lilly, Novo Nordisk, Boehringer Ingelheim). Differences in disease, design, and population limit direct comparison.

19

 20  Key Takeaways and Next Steps  Primary Endpoint Met with High Statistical Significance  ≥1-stage fibrosis regression at Week 52:    Hydronidone: 52.85% vs. Placebo: 29.84% (P = 0.0002)  Consistent with fibrosis regression rates observed in Phase 2  Key Secondary Endpoint Achieved  ≥1-grade inflammation improvement without fibrosis progression: Hydronidone: 49.57% vs. Placebo: 34.82% (P = 0.0246)  Reinforces anti-inflammatory activity  Favorable Safety Profile  Serious Adverse Events: 4.88% (6/123, Hydronidone) vs. 6.45% (8/124, Placebo)  No discontinuations due to adverse events; All SAEs were assessed to be unrelated to Hydronidone  Key Next Steps  Received Breakthrough Therapy Designation from China NMPA in 2021; potential first-in-class approval - Gyre’s second, following Pirfenidone in 2011.  NDA submission to NMPA expected in Q3 2025, seeking accelerated approval based on positive Phase 3 results.  IND filing for MASH-associated liver fibrosis planned for Q3 2025; pending FDA clearance, Phase 2 trial expected to begin in 2H 2025.

 21  APPENDIX: Clinical Trial - Common Adverse Events Detail    &   F351 - Mechanism of Action

 Preferred Term  Hydronidone (%)  Placebo (%)  Upper Respiratory Tract Infection  25 (20.33)  21 (16.94)  COVID-19  14 (11.38)  8 (6.45)  Urinary Tract Infection  10 (8.13)  7 (5.65)  Hyperlipidemia  12 (9.76)  13 (10.48)  Hepatic Steatosis  8 (6.50)  12 (9.68)  Liver pain  8 (6.50)  8 (6.45)  22   Most common adverse events (≥5% Incidence)  No major safety signal emerged throughout the 52-week treatment period.  Adverse events were balanced between Hydronidone and placebo groups.  Most events were mild and not treatment-limiting.  No increases in pruritus, hepatotoxicity, or lipid-related abnormalities.

Comparison of Hydronidone and Pirfenidone metabolism

Liver Injury → TGF-β ↑ triggers multiple fibrosis pathways:
1. → p38γ → HSC Activation → α-SMA ↑ → ECM Accumulation → Fibrosis
2. → Smad2/3 (phosphorylation) → Fibrosis
3. ⊣ Smad7 (inhibitory) → Upregulation of TGF-beta signaling → Activation of both p38gamma and SMAD2/3 cascades



F351
Smad2/3
CTGF
P38, GCK
Hepatic cell
TGF-βR
CTGF
Autocrine
F351
Autocrine
TGF-β
Paracrine
α-Sma
Collagen 1
Activation
Hepatic
stellate cell
F351
Myofibroblasts
Liver fibrosis

- As a key profibrotic cytokine, TGF-β drives hepatic stellate cell (HSC) activation, promotes extracellular matrix (ECM) deposition, and triggers fibrogenesis.
- The p38γ isoform plays a pivotal role in TGF-β-stimulated collagen production. F351 attenuates fibrosis, at least in part, by targeting the p38 MAPK transduction pathway.
- During hepatic injury, TGF-β upregulation triggers hepatic stellate cell (HSC) activation and differentiation into myofibroblasts. This phenotypic transformation is characterized by cytoskeletal remodeling, including α-smooth muscle actin (α-SMA) expression, which serves as a specific marker for myofibroblasts and the onset of fibrogenesis.
- Extensive preclinical and clinical studies indicate that activated myofibroblasts with elevated α-smooth muscle actin (α-SMA) expression serve as the dominant producers of fibrillar collagen and key ECM proteins, thereby driving hepatic fibrogenesis.

Gyre THERAPEUTICS
23

TGF-β plays important role in liver fibrosis by activating HSCs


TGF-β1
TGF-βRII
P
TGF-βRI
Smad7
R-Smad
Co-Smad
I-Smad
Smad4
Smad3
Smad2
Smad3
Smad2
Smad4
Cytoplasm
Nucleus
Smad3
Smad2
Smad4

- Smad7 is a negative regulator of TGF-β signaling.
- Smad7 knockdown can promote HSC activation and liver fibrosis.
- Smad7 overexpression can prevent liver fibrosis.
- **Hydronidone is believed to effectively target this pathway.**

Inhibiting HSC activation is believed to be one of the most effective therapeutic strategies to fight liver fibrosis

Gyre THERAPEUTICS

1. Xu, Xianjun et al. "Hydronidone ameliorates liver fibrosis by inhibiting activation of hepatic stellate cells via Smad7-mediated degradation of TGFβRI." *Liver international : official journal of the International Association for the Study of the Liver* vol. 43,11 (2023): 2523-2537. doi:10.1111/liv.15715

24

Animal studies demonstrated Hydronidone upregulated the expression of Smad7 and inhibited phosphorylation of Smad2/3


Relative protein expression
1.5
1.0
0.5
0.0
Smad7
p-Smad2/3
*
**
***
***
*
***
Control
CCl4
CCl4+HDD 50mpk
CCl4+HDD 100mpk


Relative protein expression
1.5
1.0
0.5
0.0
Smad7
p-Smad2/3
*
*
***
***
*
***
Control
DDC
DDC+HDD 50mpk
DDC+HDD 100mpk


Control
DDC
DDC+HDD 50mpk
DDC+HDD 100mpk
Hoechest
α-SMA
Smad7
Merge

Smad7 is a known negative regulator of liver fibrosis, suggesting clinical potential in a recognized cascade

Gyre THERAPEUTICS

Note: Statistical significance: *p < .05, **p < .01, *p < .001 (one-way ANOVA with post hoc tests). Data from Xu et al., Liver International (2023), 43(11): 2523–2537. doi:10.1111/liv.15715.

25

Hydronidone vs. Pirfenidone: Mechanistic and safety advantages

- The introduction of a hydroxyl group shifts its metabolic profile from Pirfenidone's dominant Phase I oxidation to preferential Phase II conjugation (M3/M4 metabolites). Phase II metabolism, known as "detoxification metabolism," can prevent the formation of active metabolites and covalent binding to proteins, suggesting a mechanistic basis for hydronidone's improved hepatic safety profile compared with Pirfenidone.

Kinase Inhibition Profile



Phase I metabolism
CH₂OH
COOH

Pirfenidone



Optimization

Achieve higher P38γ binding affinity

Hydronidone



OH

Phase II metabolism



SO₃H
Glu

Compound	K_D (M)	Rmax	Chi^2 (RU^2)
Hydronidone	3.44e-5	11.9	0.0907
Pirfenidone	1.99e-4	12.7	0.174

- In vitro kinase assay shows that both hydronidone and Pirfenidone effectively inhibit p38γ activity, with hydronidone exhibiting a higher inhibition potency than Pirfenidone.
- These findings indicate that hydronidone exhibits stronger inhibition of the p38γ pathway, potentially contributing to its enhanced antifibrotic activity.

Gyre THERAPEUTICS
26

Hydronidone shaping up to be Pirfenidone 2.0

Feature	Hydronidone	Pirfenidone
Mechanism of Action	Tri-pathway mechanism: inhibits p38γ, upregulates Smad7, and suppresses TGF-β/Smad2/3 signaling	Broadly downregulates TGF-β levels, with less defined pathway specificity
Metabolism	Undergoes Phase II metabolism, known for safer detoxification and fewer reactive byproducts	Primarily metabolized through Phase I oxidation (CYP1A2), which can generate reactive metabolites
Liver Safety	Designed to reduce hepatotoxicity; favorable liver safety profile in trials	Observed increases in liver enzymes in some patients; rare hepatic events documented
Fibrosis Efficacy (in humans)	Shown to reverse fibrosis in 55% of patients with CHB (270 mg group)[1]	Exploratory clinical data in liver fibrosis; not approved for fibrotic liver disease

1. Cai et al. Clin Gastroenterol Hepatol. 2023;21(7):1893–1901. doi:10.1016/j.cgh.2022.05.056

Gyre THERAPEUTICS
27

28  Thank you  Contact:  David Zhang  David.Zhang@Gyretx.com